U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2011

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 SouthPark Way, Unit B, Littleton, Colorado	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATION OF AMENDMENT

The purpose of this Amendment No. 1 to our Current Report on Form 8-K filed with the Securities Exchange Commission on October 25, 2011 (the “Form 8-K”) is to furnish a revised legal opinion of Schuchat, Herzog & Brenman, LLC that amends and restates the legal opinion filed as Exhibit 5.1 to the Form 8-K. The amended and restated legal opinion is being filed as Exhibit 5.1 to this Amendment No. 1.

No other changes have been made to the Form 8-K other than those described above. This Amendment No. 1 does not reflect any subsequent events occurring after the original filing date of the Form 8-K, other than described above, or modify or update in any way disclosures made in the Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of October 25, 2011, among ADA-ES, Inc., Lazard Capital Markets LLC, Robert W. Baird & Co. Incorporated and JMP Securities LLC. (1)

5.1	Opinion of Schuchat Herzog & Brenman, LLC (filed herewith)

23.1	Consent of Schuchat Herzog & Brenman, LLC (included in Exhibit 5.1)

99.1	Press Release issued by ADA-ES, Inc. on October 24, 2011 (1)

99.2	Press Release issued by ADA-ES, Inc. on October 25, 2011 (1)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2011

ADA-ES, Inc.
Registrant

/S/ MARK H. MCKINNIES
Mark H. McKinnies
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 25, 2011, among ADA-ES, Inc., Lazard Capital Markets LLC, Robert W. Baird & Co. Incorporated and JMP Securities LLC. (1)

5.1	Opinion of Schuchat Herzog & Brenman, LLC (filed herewith)

23.1	Consent of Schuchat Herzog & Brenman, LLC (included in Exhibit 5.1)

99.1	Press Release issued by ADA-ES, Inc. on October 24, 2011 (1)

99.2	Press Release issued by ADA-ES, Inc. on October 25, 2011 (1)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on October 25, 2011.

3